Exhibit 99.1

Investor Relations Contact:	Deepak Chaudhry
Phone:	(812) 962-5095

Media Contact:	Eva Schmitz
Phone:	(812) 962-5011

FOR IMMEDIATE RELEASE

Accuride Corporation Reports Solid Third Quarter Results for 2005

Revenue increased by 13.2% on a pro forma basis to $316.1 million

Net income rises by 151.3% on a pro forma basis to $19.1 million

Senior debt reduced by $35 million

EVANSVILLE, Ind. – October 31, 2005 – Accuride Corporation (NYSE: ACW) today announced net sales of $316.1 million for the third quarter ended September 30, 2005.  This compares to net sales of $123.5 million for the third quarter of 2004.  For the nine months ended September 30, 2005, net sales were $931.6 million compared to net sales of $355.5 million for the same nine-month period in 2004.  Net income was $19.1 million, or $0.55 per diluted share, for the quarter compared to $7.1 million, or $0.46 per diluted share, for the third quarter of 2004.   For the first nine months of 2005, net income was $36.3 million, or $1.25 per diluted share, compared to $16.0 million, or $1.05 per diluted share, for the first nine months of 2004.  The results reflect continuing strength in the commercial vehicle industry with Class 5-8 and trailer builds up 12.0% over the prior year third quarter and the acquisition of Transportation Technologies Industries, Inc. (“TTI”) on January 31, 2005.

Pro Forma Results for the Acquisition of TTI and Initial Public Offering (“IPO”)

The Company’s net sales were $316.1 million for the third quarter of 2005 compared to pro forma net sales of $279.2 million for the third quarter in the prior year, an increase of 13.2%.  For the first nine months ended September 30, 2005, pro forma net sales were $985.9 million compared to $790.8 million for the same nine-month period in 2004, an increase of 24.7%.

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Adjusted EBITDA was $51.7 million for the third quarter of 2005 compared to pro forma Adjusted EBITDA of $42.6 million for the prior year, an increase of 21.4%.  For the first nine months of 2005, pro forma Adjusted EBITDA was $155.1 million compared to $120.3 million for the same nine-month period in 2004, an increase of 28.9%.  The purpose and reconciliation of Adjusted EBITDA for the Company to the most directly comparable GAAP measure is set forth in the accompanying schedules.

Net income was $19.1 million for the third quarter of 2005 compared to pro forma net income of $7.6 million for the third quarter of 2004, an increase of 151.3%.  For the first nine months of 2005, pro forma net income was $37.9 million compared to $19.4 million for the first nine months of 2004, an increase of 95.4%.

Net income adjusted for the initial public offering and other non-operating/non-recurring items, (Pro Forma As Adjusted Operating Earnings or “Operating Earnings”), was $18.1 million, or $0.52 per diluted share, for the quarter ended September 30, 2005, compared to $8.4 million, or $0.25 per diluted share, in 2004, an increase of 115.5%.  Operating Earnings for the quarter exclude $1.4 million in unrealized gains related to the mark-to-market of interest rate swaps and $0.4 million in transaction costs related to our recently completed secondary stock offering.  For the first nine months of 2005, Operating Earnings were $50.9 million, or $1.47 per diluted share, compared to $22.0 million, or $0.64 per diluted share, in 2004.  For the first nine months of 2005, Operating Earnings exclude $0.7 million in unrealized gains related to the mark-to-market of interest rate swaps and $12.6 million in refinancing costs and loss on extinguishment of debt.  The reconciliation of Operating Earnings for the Company to the most directly comparable GAAP measure is set forth in the accompanying schedules.

Liquidity and Cash Flow

At September 30, 2005, the Company had $40.1 million of cash and $712.7 million of total debt for net debt of $672.6 million, which declined by $24.3 million in the quarter.  The Company’s leverage ratio or net debt to pro forma Adjusted EBITDA on September 30, 2005, was 3.5 times, a reduction from approximately 4.3 at the time of the IPO in April.  In the third quarter, the Company reduced senior debt by $35.0 million.  For the first nine months of 2005, the Company has reduced its senior debt by $50.8 million excluding proceeds of $89.6 million from the IPO.

For the third quarter of 2005, cash from operating activities was $37.0 million and capital expenditures totaled $13.3 million, producing free cash flow of $23.7 million.

Review and Outlook

“Overall, we are pleased with the results from the quarter as we continue to focus on improving margins and generating strong cash flow,” said Terry Keating, Accuride’s President and CEO.   “We are progressing well with our integration of the former TTI businesses and the rapid deleveraging of our balance sheet as evidenced by the $35 million debt reduction in the quarter.  We continue to see strong industry fundamentals supported by freight growth and replacement demand.  However, high fuel prices that have been further aggravated by the recent hurricanes remain a concern.  Despite this we remain committed to our previous guidance of $205 million in pro forma adjusted EBITDA for the full year.”

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The Company will conduct a conference call to review and discuss its third quarter results on Tuesday, November 1, 2005, at 10:30 a.m. CST.  The phone number to access the conference call is (866) 825-3308 in the United States, or (617) 213-8062 internationally, access code 90884977.  A replay will be available beginning November 1, 2005, at 1:30 p.m. CST, through November 8, 2005, by calling (888) 286-8010 in the United States, or (617) 801-6888 internationally, access code 57402779.  The financial results for the three-month and nine-month period ended September 30, 2005, will also be archived at http://www.accuridecorp.com.

Accuride Corporation is one of the largest and most diversified manufacturers and suppliers of commercial vehicle components in North America.  Accuride’s products include commercial vehicle wheels, wheel-end components and assemblies, truck body and chassis parts, seating assemblies and other commercial vehicle components.  Accuride’s products are marketed under its brand names, which include Accuride, Gunite, Imperial, Bostrom, Fabco and Brillion.  For more information, visit Accuride’s website at http://www.accuridecorp.com.

Forward-looking statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, hopes, beliefs and intentions on strategies regarding the future and statements related to the effect of the TTI acquisition on Accuride’s future results.  It is important to note that the Company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to, the ability to successfully integrate the above described acquisition, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings.  Accuride assumes no obligation to update the information included in this release.

The unaudited pro forma consolidated statement of operations have been adjusted to give effect to acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.  The unaudited pro forma financial data are for informational purposes only and does not purport to present what our results of operations and financial condition would have been had the acquisition and related financing actually occurred on these earlier dates, nor do they project our results of operations for any future period or our financial condition in the future.  In addition, the pro forma adjustments, as described herein, may differ from preliminary estimates when the respective transactions occur or the purchase accounting analysis is complete.

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ACCURIDE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Historical Results (Restated)(1)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
NET SALES	$316,136	$123,463	$931,567	$355,495
COST OF GOODS SOLD	259,678	97,183	764,133	283,179
GROSS PROFIT	56,458	26,280	167,434	72,316

OPERATING EXPENSES:
Selling, General & Administrative	17,101	5,758	51,300	18,547

INCOME FROM OPERATIONS	39,357	20,522	116,134	53,769

OTHER INCOME (EXPENSE):
Interest Income	155	55	422	110
Interest (Expense)	(11,083)	(9,214)	(40,049)	(27,490)
Refinancing Costs and Loss on Extinguishment of Debt	—	—	(19,987)	—
Equity in Earnings of Affiliates	(8)	148	378	441
Other Income (Expense), Net	1,137	595	259	(942)

INCOME BEFORE INCOME TAXES	29,558	12,106	57,157	25,888

INCOME TAX PROVISION	10,418	5,044	20,809	9,933

NET INCOME	$19,140	$7,062	$36,348	$15,955

Weighted average common shares outstanding - Basic	33,624	14,656	28,064	14,656

Basic income per share	$0.57	$0.48	$1.30	$1.09

Weighted average common shares outstanding - Diluted	34,856	15,414	28,971	15,161

Diluted income per share	$0.55	$0.46	$1.25	$1.05

Note:

(1)          Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

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	Pro Forma Results(1),(2)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
NET SALES	$316,136	$279,205	$985,897	$790,805
COST OF GOODS SOLD	259,678	232,228	811,306	655,812
GROSS PROFIT	56,458	46,977	174,591	134,993

OPERATING EXPENSES:
Selling, General & Administrative	17,101	19,554	55,744	57,990

INCOME FROM OPERATIONS	39,357	27,423	118,847	77,003

OTHER INCOME (EXPENSE):
Interest Income	155	55	422	110
Interest (Expense)	(11,083)	(15,301)	(40,384)	(45,905)
Refinancing Costs and Loss on Extinguishment of Debt	—	—	(19,987)	—
Equity in Earnings of Affiliates	(8)	148	378	441
Other Income (Expense), Net	1,137	595	255	(942)

INCOME BEFORE INCOME TAXES	29,558	12,920	59,531	30,707

INCOME TAX PROVISION	10,418	5,358	21,603	11,340

NET INCOME	$19,140	$7,562	$37,928	$19,367

Weighted average common shares outstanding - Basic	33,624	22,621	28,949	22,621

Basic income per share	$0.57	$0.33	$1.31	$0.86

Weighted average common shares outstanding - Diluted	34,856	23,330	29,852	23,331

Diluted income per share	$0.55	$0.32	$1.27	$0.83

Note:

(1)          Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

(2)          Pro forma results have been adjusted to give effect to the acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.

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ACCURIDE CORPORATION

CONSOLIDATED ADJUSTED EBITDA

(DOLLARS IN THOUSANDS)

(UNAUDITED)

	Historical Results (Restated)(1)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
NET INCOME	$19,140	$7,062	$36,348	$15,955
Net Interest Expense	10,928	9,159	59,614	27,380
Income Tax Expense	10,418	5,044	20,809	9,933
Depreciation and Amortization	11,711	6,164	32,907	19,936
EBITDA	52,197	27,429	149,678	73,204
Restructuring, severance and other charges(3)	615	593	1,373	833
Items related to our credit agreement(4)	(1,137)	(595)	(259)	942
ADJUSTED EBITDA	$51,675	$27,427	$150,792	$74,979

	Pro Forma Results(1),(2)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
PRO FORMA NET INCOME	$19,140	$7,562	$37,928	$19,367
Net Interest Expense	10,928	15,246	59,949	45,795
Income Tax Expense	10,418	5,358	21,603	11,340
Depreciation and Amortization	11,711	10,968	34,511	34,364
PRO FORMA EBITDA	52,197	39,134	153,991	110,866
Restructuring, severance and other charges(3)	615	4,053	1,373	8,529
Items related to our credit agreement(4)	(1,137)	(595)	(255)	942
PRO FORMA ADJUSTED EBITDA	$51,675	$42,592	$155,109	$120,337

Note:

(1)          Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

(2)          Pro forma results have been adjusted to give effect to the acquisition of TTI and related financings as if these events occurred on January 1, 2004 and 2005.

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(3)          For the three months ended September 30, 2005, Adjusted EBITDA and pro forma Adjusted EBITDA represent net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $0.6 million for fees related to the secondary stock offering completed in October 2005.  Item (i) affected SG&A.  For the three months ended September 30, 2004, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i)  $0.1 million for costs associated with the fire damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio in August 2003, and (ii) $0.5 for costs associated with roof damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio.  Items (i) and (ii) affected gross profit in 2004.  For the three months ended September 30, 2004, pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i)  $0.1 million for costs associated with the fire damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio in August 2003, and (ii) $0.5 for costs associated with roof damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio, (iii) $3.5 million related to severance expense in connection with the retirement of TTI”s former CEO. Items (i) and (ii) affected gross profit in 2004. Item (iii) affected SG&A. For the nine months ended September 30, 2005, Adjusted EBITDA and pro forma Adjusted EBITDA represent net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $1.8 million for costs related to the sale of inventory that has been adjusted to fair value, (ii) ($1.0) million for the insurance proceeds related to the business interruption sustained at our facility in Cuyahoga Falls, Ohio, (iii) $0.6 million for fees related to the secondary stock offering completed in October 2005.  Items (i) and (ii) affected gross profit.  Item (iii) affected SG&A.  For the nine months ended September 30, 2004, Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $0.3 million for costs associated with the fire damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio, (ii) $0.5 for costs associated with roof damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio. Items (i) and (ii) affected gross profit.  For the nine months ended September 30, 2004, pro forma Adjusted EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization, plus (i) $0.3 million for costs associated with the fire damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio, (ii) $0.5 for costs associated with roof damage and resulting business interruption sustained at our facility in Cuyahoga Falls, Ohio, (iii)  $1.8 million for costs related to the sale of inventory that has been adjusted to fair value, (iv) $0.3 million for costs related to professional fees for the 2001 TTI proposed initial public offering, (v) $2.2 million for costs recorded by TTI related to an impairment loss for certain assets held for sale below carrying value, (vi) $3.5 million related to severance expense in connection with the retirement of TTI”s former CEO.  Items (i), (ii) and (iii) affected gross profit.  Items (iv), (v) and (vi) affected SG&A.

(4)          Items related to our credit agreement refer to amounts utilized in the calculation of financial covenants in Accuride’s senior credit facility.  For the three months ended September 30, 2005, items related to our credit agreement consist of foreign currency income and other income or expenses of $1.1 million.  For the three months ended September 30, 2004, items related to our credit agreement consist of foreign currency income and other income or expenses of $0.6 million.  For the nine months ended September 30, 2005, items related to our credit agreement consist of foreign currency income and other income or expenses of $0.3 million.  For the nine months ended September 30, 2004, items related to our credit agreement consist of foreign currency losses and other income or expenses of $0.9 million.

Adjusted EBITDA is not intended to represent cash flow as defined by generally accepted accounting principles (“GAAP”) and should not be considered as an indicator of cash flow from operations.  Adjusted EBITDA represents net income before net interest expense, income tax (expense) benefit, depreciation and amortization plus non-recurring items.  However, other companies may calculate Adjusted EBITDA differently.  Accuride has included information concerning Adjusted EBITDA in this press release because Accuride’s management and our board of directors use it as a measure of our performance to internal business plans to which a significant portion of management incentive programs are based.  In addition, future investment and capital allocation decisions are based on Adjusted EBITDA.  Investors and industry analysts use Adjusted EBITDA to measure the Company’s performance to historic results and to the Company’s peer group.  The Company has historically provided the measure in previous press releases and believes it provides transparency and continuity to investors for comparable purposes.  Certain financial covenants in our borrowing arrangements are tied to similar measures.

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ACCURIDE CORPORATION

CONSOLIDATED PRO FORMA AS ADJUSTED OPERATING EARNINGS

(THOUSANDS EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
PRO FORMA NET INCOME	$19,140	$7,562	$37,928	$19,367
Plus: Adjustment for IPO(1)	—	875	1,125	2,625
PRO FORMA AS ADJUSTED NET INCOME	19,140	8,437	39,053	21,992
Unrealized Gain from Interest Rate Swap(2)	(1,401)	—	(725)
Excluding Refinancing Costs and Loss on Extinguishment of Debt(2)	375	—	12,567	—
PRO FORMA AS ADJUSTED OPERATING EARNINGS	$18,114	$8,437	$50,895	$21,992

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

PRO FORMA AS ADJUSTED NET INCOME PER SHARE	$0.55	$0.25	$1.13	$0.64
Unrealized Gain from Interest Rate Swap(2)	(0.04)	—	(0.02)	—
Excluding Refinancing Costs and Loss on Extinguishment of Debt(2)	0.01	—	0.36	—
PRO FORMA AS ADJUSTED OPERATING EARNINGS PER SHARE	$0.52	$0.25	$1.47	$0.64

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

PRO FORMA AS ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	34,856	34,332	34,530	34,333

Note:

(1)          Adjustment for IPO assumes completion of the initial public offering on January 1, 2004 and 2005 with net proceeds of $89.6 million used to pay down term loan debt at 6.32%.  Net impact is an after-tax reduction in interest costs including amortization of deferred financing costs assuming an effective tax rate of 39%.

(2)          Net impact is after-tax assuming an effective tax rate of 39%.

Pro forma as adjusted operating earnings and pro forma as adjusted operating earnings per share differ from the most directly comparable measure calculated in accordance with GAAP.  A reconciliation of each of these measures to the most directly comparable GAAP measure is included in this earnings release.  Management believes that these measures are useful to investors because they exclude transactions of an unusual nature, allowing investors to more easily compare the Company’s performance from period to period.

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ACCURIDE CORPORATION

CONSOLIDATED BALANCE SHEETS

(THOUSANDS EXCEPT PER SHARE DATA)

(UNAUDITED)

	September 30,	December 31,
	2005	2004
		(Restated)(1)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$40,142	$71,843
Customer and other receivable, net	170,363	59,075
Inventories, net	110,394	45,443
Supplies	15,913	13,027
Other current assets	27,603	8,520
TOTAL CURRENT ASSETS	364,415	197,908
PROPERTY, PLANT AND EQUIPMENT, NET	310,940	205,369
Goodwill and other intangible assets	534,312	123,197
Investment in affiliates	3,130	3,752
Other assets	23,238	33,071
TOTAL	$1,236,035	$563,297

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$117,802	$54,952
Current portion of long-term debt	—	1,900
Other current liabilities	81,147	35,269
TOTAL CURRENT LIABILITIES	198,949	92,121
LONG-TERM DEBT, less current portion	712,725	486,780
OTHER LIABILITIES	151,065	30,177
TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)	173,296	(45,781)
TOTAL	$1,236,035	$563,297

Note:

(1)          Effective January 1, 2005, the Company changed its inventory costing method from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method at several business units.  In accordance with generally accepted accounting principles (“GAAP”), the change has been applied by restating the prior period’s consolidated financial statements.

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